Second Quarter 2010 Earnings Conference Call August 18, 2010 Exhibit 99.2

cooperstandard
Introduction & Agenda

Introduction
Glenn Dong
Vice President and Treasurer
Executive Overview
Jim McElya
Chairman and Chief Executive Officer
Commercial Highlights
Ed Hasler
President
Financial Overview
Allen Campbell
Chief Financial Officer
Question & Answers

cooperstandard
Safe Harbor

In addition to historical information, certain statements contained herein are forward-looking statements within the meaning of federal securities laws, and Cooper Standard Automotive
(Cooper Standard) intends that such forward-looking statements be subject to the safe-harbor created thereby. These forward-looking statements include statements concerning the company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, the impact of “fresh-start” accounting, the impact of the company’s bankruptcy on its future performance and other information that is not historical information. When used herein, the words
“estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon Cooper Standard’s current expectations and various assumptions.
Cooper Standard’s expectations, beliefs and projections are expressed in good faith and Cooper
Standard believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.

cooperstandard
Safe Harbor

There are a number of risks and uncertainties that could cause the company’s actual results to differ materially from the forward-looking statements contained herein. Such risks and uncertainties and other important factors include, but are not limited to: Cooper Standard’s dependence on the automotive industry and the possibility of further material contractions in automotive sales and production; Cooper Standard’s ability to generate sufficient cash to service its indebtedness and meet dividend obligations on its 7% preferred stock; disruptions in the financial markets and the availability of and cost of credit; viability of the company’s supply base; escalating pricing pressures; Cooper
Standard’s ability to meet a significant increase in demand; availability and cost of raw materials;
Cooper Standard’s ability to compete in the highly competitive automotive parts industry; Cooper
Standard’s significant non-U.S. operations; Cooper Standard’s dependence on certain major customers; labor conditions; Cooper Standard’s ability to meet its customers’ needs for new and improved products in a timely manner; Cooper Standard’s ability to attract and retain key personnel;
Cooper Standard’s legal rights to its intellectual property portfolio; Cooper Standard’s underfunded pension plans; environmental and other regulation; the possibility that Cooper Standard’s acquisition strategy will not be successful; the lack of comparability of the company’s financial condition and results of operations following its emergence from bankruptcy to those reflected in its historical financial statements; whether the company’s future financial statements will contain disclosure about its ability to continue as a going concern; and uncertainty as to the effect of the company’s emergence from bankruptcy on its operations going forward.
There may be other factors that may cause the company’s actual results to differ materially from the forward-looking statements. Cooper Standard undertakes no obligation to update or revise forward-
looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Jim McElya Chairman & CEO Executive Overview Q2 2010

cooperstandard • Uncertain volumes • Global economic concerns Executive Overview • Solid first half performance • Four straight quarters of double digit adjusted EBITDA margins 6 cooperstandard
Cooper Standard Well Positioned for the Future
Executive Overview
• Successful reorganization
• Reduced debt by $650 million
• Improved overall cost structure
• Managed customer and supplier relationships

Commercial Highlights Q2 2010 Ed Hasler President

cooperstandard
Commercial Highlights
• Sales up with strong gains in emerging markets
• New business wins across diverse customer base
• Launched several new programs
• Presenting new innovations at major customers
• Maintained strong relationships with strategic OEMs

Strong Customer Relationships

cooperstandard Technology Drivers for Future Growth 10 Body Sealing: Safe Seal Fuel, Brake and Emissions: Direct Injection Anti-Vibration: Multi-State Mount Thermal Management: Series 4 Pump

cooperstandard
Global Product Launches
•
Launched over 30 programs during the first half of the year
–
Chrysler Jeep Grand Cherokee
(North America):
Thermal products
–
Ford Fiesta
(North America, Europe):
Diesel fuel bundle; fuel, brake and vapor lines;
vent hose; dynamic sealing
–
Porsche Cayenne
(Europe):
Sealing - glass runs, wheel arch, waist belts;
hydraulic lines
–
VW Touareg
(Europe):
Sealing - glass runs, wheel arch, waist belts;
–
Alfa Romeo 149
(Europe):
Sealing – outer waist belts, static and dynamic
–
Renault SM5
(Asia):
Sealing – static and dynamic

Launches across multiple product groups and
global customers.

cooperstandard
Cooper Standard’s Top 20 Platforms Q2-2010

Top 20 as of Q2 2010
Cooper
Standard
products on
all top 20
selling
vehicles in
North
America and
on 19 of the
20 top-selling
vehicle
models in
Europe.
IHS Worldwide source
for top selling vehicles
Includes JV Partners
#5 GM
Vectra/Malibu
#2 Ford
Tribute/Escape
#20 Chrysler
Jeep Wrangler
#1 Ford
F-150
#7 GM
Silverado/Sierra
#9 GM
Impala
#12 VW -Audi
Passat/Beduin
#8 Ford
Mondeo
#15 Fiat
Palio/Strada/Doblo
#3 GM
Tahoe/Yukon/
Escalade
#4 Ford
Fusion/Fiesta
#10 Fiat
Linea/Punto
#6 Ford
Fusion/MKZ/Edge
#11 Ford
Fiesta/Fusion
#13 Ford
Focus/Kuga/Axela
#14 Chrysler
Sebring
/Avenger/Compass
#17 PSA
C4/Picasso/308
#16 Ford
Ram / Titan
#18 Ford
Crown Vic/Grand
Marquis
#19 BMW
3-Series
Broad customer mix across multiple vehicle segments

Financial Overview Q2 2010 Allen Campbell Chief Financial Officer

cooperstandard
Q2 and YTD June 2010 Performance

$ Millions
Q-2 2009 Q- 2 2010
Net Sales
$448.0
$628.4
Operating Profit (Loss) $(369.1) $36.6
Gross Profit $55.3 $106.2
YTD 2009 YTD 2010
$849.8
$1,224.8
$(406.2) $87.6
$93.1 $210.7
Net Income (Loss) $(349.3) $637.8 $(404.3) $641.2
Adjusted EBITDA 73.8 $47.1 $147.6 $31.7
% Margin 11.7% 5.5% 7.1% 12.1%

cooperstandard
EBITDA and Adjusted EBITDA Reconciliation

$ USD Millions 2009 2010
Net Income (Loss) $(404.3) $ 641.2
Provision for income tax expense
(35.1)
EBITDA
$ (335.5)
$ 774.6
Restructuring
28.5 6.3
Adjusted EBITDA $ 47.1 $ 147.6
40.9
6 Months Ended June 30th
Net Interest expense
41.7
48.0
Depreciation and amortization 62.2 44.5
Bond Repurchase (9.1)
Other / FX
0.5
--
18.6
EDITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 16.
Reorganization / Fresh Start/ Impairment (660.0)
Inventory Write-Up
-- 8.1
EBITDA excl. Reorg & Impairment 114.6 27.2
362.7

cooperstandard
Non-GAAP Financial Measures

EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-
recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income
(loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore
Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.

cooperstandard
Cash Flow 2010 Year-to-Date
(1) Excludes reorganization costs

millions $USD
Cash 12/31/2009 $380.3
DIP Borrowings (175.0)
Net Cash Available 205.3
Cash from Operations
(1)
43.7
Capital Expenditures (29.1)
14.6
Cash Net of Ops 219.9
Capital Raise less Reorg & Related Costs
(37.6)
FX/Other
6.4
Ending Cash 6/30 $188.7

cooperstandard 18
Liquidity as of June 30, 2010
Cash on Balance Sheet $188.7M
ABL Revolver  $125.0M
Letters of Credit $(34.5)M
Total Liquidity $279.2 M
Sufficient liquidity to support operations & future growth

cooperstandard Net Debt Summary 19 ($ in millions) $1,026 $284 Net Debt Net debt = 1x LTM Adjusted EBITDA $1,291 $265 $473 $189 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Q1-10 Q2-10 Debt Cash

cooperstandard
Summary
• Four consecutive quarters of double digit adjusted
EBITDA margins
• Strong 1
st
half 2010 results
• Ample liquidity
• Conservative debt structure
• Reduced operating leverage

Well positioned for current market and continued success.

Questions & Answers

cooperstandard
Closing Comments
• Reduced operating costs
• Strong 1
st
half results
• Solid customer and
supplier relationships
• 2
nd
half volumes uncertain
• Global economic concerns
• Raw material headwinds

Industry Remains Fragile